UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2022

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 26, 2022, the stockholders of Citigroup Inc. (Citigroup, Citi, or the Company), upon recommendation of Citigroup’s Board of Directors (Board), approved an amendment to the Citigroup 2019 Stock Incentive Plan (the 2019 Plan) which was first approved by stockholders on April 16, 2019. The amendment to the 2019 Plan increases the number of shares available for grant under the 2019 Plan by 36 million.

The 2019 Plan is described in greater detail in proposal 4 in Citigroup’s Proxy Statement for the 2022 Annual Meeting of Stockholders (Proxy Statement). The Proxy Statement, which includes an appendix with a full copy of the 2019 Plan, was filed with the Securities and Exchange Commission on March 15, 2022. The descriptions of the 2019 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2019 Plan set forth in Exhibit 10.1 to this Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Citigroup's 2022 Annual Meeting of Stockholders was held on April 26, 2022. At the meeting:

(1) 12 persons were elected to serve as directors of Citigroup;

(2) the selection of KPMG LLP to serve as the independent registered public accountants of Citigroup for 2022 was ratified;

(3) an advisory vote to approve our 2021 Executive Compensation was approved;

(4) a proposal to approve additional shares for the Citigroup 2019 Stock Incentive Plan was approved;

(5) a stockholder proposal requesting a Management Pay Clawback policy was not approved;

(6) a stockholder proposal requesting an Independent Board Chairman was not approved;

(7) a stockholder proposal requesting a report on the effectiveness of Citi's policies and practices in respecting Indigenous Peoples' rights in Citi's existing and proposed financing was not approved;

(8) a stockholder proposal requesting that the Board adopt a policy to end new fossil fuel financing was not approved; and

(9) a stockholder proposal requesting a non-discrimination audit analyzing the Company’s impacts on civil rights and non-discrimination for all Americans was not approved.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
(1) Election of Directors Nominees

Ellen M. Costello	1,296,583,557	49,364,020	2,377,255	218,280,587
Grace E. Dailey	1,313,409,925	32,483,232	2,431,675	218,280,587
Barbara J. Desoer	1,316,750,665	29,215,233	2,358,934	218,280,587
John C. Dugan	1,261,789,418	83,051,073	3,484,341	218,280,587
Jane N. Fraser	1,331,037,287	14,936,672	2,350,873	218,280,587
Duncan P. Hennes	1,282,425,905	63,299,619	2,599,308	218,280,587
Peter B. Henry	1,277,506,575	68,129,727	2,688,530	218,280,587
S. Leslie Ireland	1,296,573,574	49,244,203	2,507,055	218,280,587
Renée J. James	1,257,397,728	88,379,069	2,548,035	218,280,587
Gary M. Reiner	1,270,708,583	75,080,995	2,535,254	218,280,587
Diana L. Taylor	1,241,076,323	104,846,245	2,402,264	218,280,587
James S. Turley	1,189,543,551	156,275,752	2,505,529	218,280,587

(2) Ratification of KPMG LLP as Citi’s Independent Registered Public Accountants for 2022	1,447,724,389	116,279,852	2,601,178	N/A

(3) Advisory vote to approve our 2021 Executive Compensation	1,083,235,189	259,687,013	5,402,630	218,280,587

(4) Proposal to approve additional shares for the Citigroup 2019 Stock Incentive Plan	1,273,159,234	72,091,143	3,074,455	218,280,587

(5) Stockholder proposal requesting a Management Pay Clawback policy	122,881,793	1,207,157,988	18,285,051	218,280,587

(6) Stockholder proposal requesting an Independent Board Chairman	277,480,591	1,063,648,754	7,195,487	218,280,587

(7) Stockholder proposal requesting a report on the effectiveness of Citi's policies and practices in respecting Indigenous Peoples' rights in Citi's existing and proposed financing	446,566,014	866,959,229	34,799,589	218,280,587

(8) Stockholder proposal requesting that the Board adopt a policy to end new fossil fuel financing	172,898,221	1,154,291,786	21,134,825	218,280,587

(9) Stockholder proposal requesting a non-discrimination audit analyzing the Company’s impacts on civil rights and non-discrimination for all Americans	39,108,715	1,290,461,537	18,754,580	218,280,587

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number

10.1	Citigroup 2019 Stock Incentive Plan (as amended and restated as of April 26, 2022).
99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: April 28, 2022
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
General Counsel and Corporate Secretary

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